FEDERATED INTERNATIONAL SMALL COMPANY FUND

(A PORTFOLIO OF WORLD INVESTMENT SERIES, INC.)
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 1999

Please insert the following after the sub-section entitled "Asset Coverage" on page 4 of the Statement of Additional Information:

        "INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

        The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash."

                                                                   June 28, 1999

Cusip 981487838
Cusip 981487820
Cusip 981487812
G01743-04 (6/99)